UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2026

Lexeo Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41855	85-4012572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue South, Floor 6
New York, New York		10010
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 547-9879

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LXEO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer

On January 27, 2026, Lexeo Therapeutics, Inc. (the “Company”) announced that the Board of Directors of the Company (the “Board”) appointed Jose Manuel Otero, Ph.D., the Company’s current Chief Technical Officer, to serve as Chief Operating Officer of the Company, effective as of January 2, 2026.

For Dr. Otero’s biographical information, see the disclosure included under the heading “Executive Officers” included in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission (“SEC”) on April 28, 2025, which disclosure is incorporated by reference herein.

There are no arrangements or understandings between Dr. Otero and any other person pursuant to which he was appointed to serve as the Company’s Chief Operating Officer. Dr. Otero does not have any family relationship with any director or other executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer. Dr. Otero has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In connection with Dr. Otero’s appointment, the compensation committee of the Board approved a new annual base salary for Dr. Otero of $510,000 per annum. Dr. Otero is otherwise continuing under the terms of his existing compensation arrangement with the Company. Dr. Otero has previously entered into the Company’s standard form of indemnification agreement for officers and directors, a copy of which has been filed as Exhibit 10.4 to the Company’s Registration Statement on Form S-1 (File No. 333-274777) filed with the SEC on September 29, 2023.

Chief Medical Officer Transition

On January 27, 2026, the Company announced that the Board appointed Narinder P. Bhalla, M.D., to serve as the Company’s Chief Medical Officer, effective as of January 20, 2026. Dr. Bhalla succeeds Eric Adler, M.D., the Company’s Head of Research. Dr. Adler will serve as President and Chief Executive Officer of Myoventive, Inc., a cardiac precision medicines company that was co-founded in June 2025 by the Company, Perceptive Xontogeny Venture Funds and venBio Partners. Effective on January 27, 2026, Dr. Adler will no longer be an executive officer of the Company within the meaning of the rules promulgated under the Exchange Act. He will remain a senior clinical and scientific advisor to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexeo Therapeutics, Inc.

Date:	January 27, 2026	By:	/s/ R. Nolan Townsend
R. Nolan Townsend, Chief Executive Officer